Prudential Investment Portfolios 3

PGIM Global Absolute Return Bond Fund

Supplement dated October 31, 2018 to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective immediately, Matthew Angelucci, CFA will join Arvind Rajan, PhD, Robert Tipp, CFA, and Michael J. Collins, CFA, as a portfolio manager for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.	The table in the section of the Summary Prospectus and Prospectus entitled “Summary - Management of the Fund” is hereby revised by adding the following information with respect to Mr. Angelucci:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Matthew Angelucci, CFA	Principal & Portfolio Manager	October 2018

2.	The section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is revised by replacing the introduction and adding the following professional biography for Mr. Angelucci:

Arvind Rajan, PhD, Robert Tipp, CFA, Michael J. Collins, CFA, and Matthew Angelucci, CFA are responsible for the management of the Fund.

Matthew Angelucci, CFA, is a Principal and portfolio manager for PGIM Fixed Income’s Global Team. Mr. Angelucci’s primary portfolio management responsibilities include country and sector allocation, duration management, and issue selection within government and sovereign securities and derivatives across global multi-sector portfolios and relative value hedge funds. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group of PGIM Fixed Income, responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.

3.	In Part I of the SAI, the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr, Angelucci:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
PGIM Fixed Income	Matthew Angelucci, CFA	3/$1,816,934,863	1/$216,280,541	3/$1,362,296,507

4.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr Angelucci:

Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Matthew Angelucci, CFA	None (1)
(1)	Information as of 9/30/2018

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. “Other financial interests” are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager’s direct investment in the Fund is as follows: Matthew Angelucci, CFA: None

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